                                                                   Exhibit 99.27


                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

               -----------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 2001-1
               -----------------------------------------------------

                 Monthly Period:                     11/1/01 to
                                                     11/30/01
                 Distribution Date:                  12/19/01
                 Transfer Date:                      12/l8/O1

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September I, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 2001-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    ------------------------------------------------------

              1. The total amount of the distribution to
                 Certificateholders on the Distribution Date per
                 $1,000 original certificate principal amount
                                              Class A                              $ 1.87500
                                              Class B                              $ 2.12500
                                              Excess Collateral Amount             $ 2.58333

              2. The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Certificates, per $1,000 original
                 certificate principal amount
                                              Class A                              $ 1.87500
                                              Class B                              $ 2.12500
                                              Excess Collateral Amount             $ 2.58333

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 2001-1
Page 2

     3.   The amount of the distribution set forth in paragraph 1
          above in respect of principal on the Certificates, per
          $1,000 original certificate principal amount
                                                         Class A                         $        0.00000
                                                         Class B                         $        0.00000
                                                         Excess Collateral Amount        $        0.00000

B.      Information Regarding the Performance of the Trust.
        --------------------------------------------------

        1.     Allocation of Principal Receivables.
               ------------------------------------

               The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                                         Class A                         $ 108,039,876.61
                                                         Class B                         $   8,373,773.10
                                                         Excess Collateral Amount        $  12,196,582.54
                                                                                         ----------------
                                                         Total                           $ 128,610,232.25

        2.     Allocation of Finance Charge Receivables
               ----------------------------------------

                 (al) The aggregate amount of Allocations of Finance Charge
                      Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                                         Class A                         $  11,376,409.60
                                                         Class B                         $     881,743.62
                                                         Excess Collateral Amount        $   1,284,278.77
                                                                                         ----------------
                                                         Total                           $  13,542,431.99

                 (bl) Principal Funding Investment Proceeds (to Class A)                 $           0.00
                 (b2) Withdrawals from Reserve Account (to Class A)                      $           0.00
                                                                                         ----------------
                      Class A Available Funds                                            $  11,376,409.60

                 (cl) Principal Funding Investment Proceeds (to Class B)                 $           0.00
                 (c2) Withdrawals from Reserve Account (to Class B)                      $           0.00
                      Class B Available Funds                                            $     881,743.62

                 (dl) Principal Funding Investment Proceeds (to CIA)                     $           0.00
                 (d2) Withdrawals from Reserve Account (to CIA)                          $           0.00
                      CIA Available Funds                                                $   1,284,278.77

                 (el) Total Principal Funding Investment Proceeds                        $           0.00
                 (e2) Investment Earnings on deposits to Reserve Account                 $           0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 2001-1
Page 3


     3.   Principal Receivable/Investor Percentages
          -----------------------------------------

          (a)  The aggregate amount of Principal Receivables in
               the Trust as of 1l/30/01                                             $31,590,712,417.00


          (b)  Invested Amount as of 1l/30/01
               (Adjusted Class A Invested Amount
               during Accumulation Period)
                                                   Class A                          $   750,000,000.00
                                                   Class B                          $    58,036,000.00
                                                   Excess Collateral Amount         $    84.822.000.00
                                                                                    ------------------
                                                   Total                            $   892,858,000.00

          (c)   The Floating Allocation Percentage:
                                                   Class A                                       2.374%
                                                   Class B                                       0.184%
                                                   Excess Collateral Amount                      0.268%
                                                                                    ------------------
                                                   Total                                         2.826%

          (d)   During the Accumulation Period: The Invested Amount
                as of _______ (the last day of the Revolving Period)
                                                   Class A                          $             0.00
                                                   Class B                          $             0.00
                                                   Excess Collateral Amount         $             0.00
                                                                                    ------------------
                                                   Total                            $             0.00

          (e)   The Fixed/Floating Allocation Percentage:
                                                   Class A                                       2.374%
                                                   Class B                                       0.184%
                                                   Excess Collateral Amount                      0.268%
                                                                                    ------------------
                                                   Total                                         2.826%

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

MONTHLY CERTIFICATEHOLDERS' STATEMENT                                                                    Series 2001-1
Page 4

     4.        Delinquent Balances.
               --------------------

               The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

               (a)   30 -  59 days                                                                     $  523,039,137.84
               (b)   60 -  89 days                                                                     $  360,377,650.49
               (c)   90 -  119 days                                                                    $  257,849,955.32
               (d)   120 - 149 days                                                                    $  201,924,585.92
               (e)   150 - 179 days                                                                    $  161,401,435.12
               (f)   180 or more days                                                                  $            0.00
                                                          Total                                        $1,504,592,764.69

     5.        Monthly Investor Default Amount.
               -------------------------------

               (a)  The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period
                    allocable to the Invested Amount (the aggregate "Investor
                    Default Amount")
                                                          Class A                                      $    3,565,283.72
                                                          Class B                                      $      276,332.02
                                                          Excess Collateral Amount                     $      402,483.59
                                                                                                       -----------------
                                                          Total                                        $    4,244,099.33


     6.        Investor Charge-Offs & Reimbursements of Charqe-Offs.
               -----------------------------------------------------

               (a)  The aggregate amount of Class A Investor Charge- Offs and the reductions in the Class B Invested Amount and the Excess
                    Collateral Amount
                                                          Class A                                      $            0.00
                                                          Class B                                      $            0.00
                                                          Excess Collateral Amount                     $            0.00
                                                                                                       -----------------
                                                          Total                                        $            0.00


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

MONTHLY CERTIFICATEHOLDERS' STATEMENT                                                                Series 2001-l
Page 5

                    (b) The aggregate amount of Class A Investor Charge- Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral
                         Amount

                                           Class A                                             $              0.00
                                           Class B                                             $              0.00
                                           Excess Collateral Amount                            $              0.00
                                                                                               -------------------
                                           Total                                               $              0.00


               7.   Investor Servicing Fee
                    ----------------------
                    (a)  The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                           Class A                                             $        937,500.00
                                           Class B                                             $         72,545.00
                                           Excess Collateral Amount                            $        106,027.50
                                                                                               -------------------
                                           Total                                               $      1,116,072.50


               8.   Reallocated Principal Collections
                    ---------------------------------
                         The amount of Reallocated Excess Collateral Amount and
                         Class B Principal Collections applied in respect of
                         Interest Shortfalls, Investor Default Amounts or
                         Investor Charge-Offs for the prior month.

                                           Class B                                             $              0.00
                                           Excess Collateral Amount                            $              0.00
                                                                                               -------------------
                                           Total                                               $              0.00

               9.   Excess Collateral Amount
                    ------------------------

                    (a)  The amount of the Excess Collateral Amount as of the
                         close of business on the related Distribution Date
                         after giving effect to withdrawals, deposits and
                         payments to be made in respect of the preceding month                 $     84,822,000.00

               10.  The Portfolio Yield
                    -------------------

                       The Portfolio Yield for the related Monthly Period                      $             12.50%

               11.  The Base Rate
                    -------------
                       The Base Rate for the related Monthly Period                            $              4.35%

























































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   MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 2001-1
   Page 6

    Information Regarding the Principal Funding Account
    ---------------------------------------------------
          1.   Accumulation Period

          (a)  Accumulation Period Commencement Date                                  10/01/2005

          (b)  Accumulation Period Length (months)                                             3

          (c)  Accumulation Period Factor                                                   3.55

          (d)  Required Accumulation Factor Number                                             8

          (e)  Controlled Accumulation Amount                                    $297,619,333.33

          (f)  Minimum Payment Rate (last 12 months)                                       12.86%

          2.   Principal Fundinq Account
               -------------------------

               Beginning Balance                                                 $          0.00
                   Plus: Principal Collections for related Monthly Period from
                         Principal Account                                                  0.00
                   Plus: Interest on Principal Funding Account Balance for
                         related Monthly Period                                             0.00

                   Less: Withdrawals to Finance Charge Account                              0.00
                   Less: Withdrawals to Distribution Account                                0.00
                                                                                 ---------------
               Ending Balance                                                               0.00

          3.   Accumulation Shortfall
               ----------------------

                     The Controlled Deposit Amount for the previous
                     Monthly Period                                              $          0.00

               Less: The amount deposited into the Principal Funding
                     Account for the Previous Monthly Period                     $          0.00

                     Accumulation Shortfall                                      $          0.00
                                                                                 ---------------
                     Aggregate Accumulation Shortfalls                           $          0.00

          4.   Principal Fundinq Investment Shortfall
               --------------------------------------

                     Covered Amount                                              $          0.00

               Less: Principal Funding Investment Proceeds                       $          0.00
                                                                                 ---------------
                     Principal Funding Investment Shortfall                      $          0.00
                                                                                 ---------------

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 2001-1
Page 7

D.   Information Reqarding the Reserve Account
     -----------------------------------------

          1.  Required Reserve Account Analysis
              ---------------------------------

              (a) Required Reserve Account Amount percentage                 0.00000%

              (b) Required Reserve Account Amount ($)                       $   0.00
                  .5% of invested Amount or other amount
                  designated by Transferor)

              (c) Required Reserve Account Balance after effect of
                  any transfers on the Related Transfer Date                $   0.00

              (d) Reserve Draw Amount transferred to the Finance
                  Charge Account on the Related Transfer Date               $   0.00

          2.  Reserve Account Investment Proceeds
              -----------------------------------
              Reserve Account Investment Proceeds transferred to the
              Finance Charge Account on the Related Transfer Date           $   0.00

          3.  Withdrawals from the Reserve Account
              ------------------------------------
              Total Withdrawals from the Reserve Account transferred
              to the Finance Charge Account on the related Transfer         $   0.00
              Date (1 (d) plus 2 above)

          4.  The Portfolio Adjusted Yield
              ----------------------------
              The Portfolio Adjusted Yield for the related Monthly Period       7.16%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page




                                First USA Bank, National Association
                                as Servicer


                                By:  /s/ Tracie Klein
                                     ----------------------
                                     Tracie Klein
                                     First Vice President